UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         WHOLESOME & HEARTY FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                         WHOLESOME & HEARTY FOODS, INC.
                      1411 S.W. MORRISON STREET, SUITE 400
                             PORTLAND, OREGON 97205



                                                               September 9, 1997


Dear Shareholders:

The Board of Directors has proposed an amendment to the Company's Articles of Incorporation to change its name to Gardenburger, Inc. The Board believes that the name change will enhance the Company's marketing efforts and increase public awareness of its flagship products.

A special meeting of the shareholders of the Company will be held at The Benson Hotel at 309 S.W. Broadway, Portland, Oregon, at 10:00 a.m. on October 17, 1997, to consider the proposed amendment. Management and the Board recommend that you vote FOR the proposed amendment.

Whether or not you plan to attend the meeting, it is important that you sign, date and return the enclosed proxy card as soon as possible. A prepaid return envelope is provided for this purpose. If you do attend the meeting and wish to vote in person, you may withdraw your proxy and vote personally. There will be limited seating at the meeting and no food will be served.

If you have shares registered in more than one name, or if your shares are held in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted.

                                  Yours for Better Health,

                                  WHOLESOME & HEARTY FOODS, INC.



                                  E. Kay Stepp
                                  CHAIRMAN OF THE BOARD OF DIRECTORS

                         WHOLESOME & HEARTY FOODS, INC.
                      1411 S.W. MORRISON STREET, SUITE 400
                             PORTLAND, OREGON 97205

                             ----------------------

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 17, 1997

                             ----------------------


A special meeting of shareholders of Wholesome & Hearty Foods, Inc. (the Company), will be held at the Benson Hotel at 309 S.W. Broadway, Portland, Oregon, on Friday, October 17, 1997, at 10:00 a.m. local time for the following purposes:

         1. To approve a proposal to amend Article I of the Articles of Incorporation of the Company to change its name to Gardenburger, Inc.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record as of the close of business on September 2, 1997, will be entitled to notice of and to vote at the meeting.

Whether or not you plan to attend, please date, sign and mail the enclosed proxy card to avoid the expense of further solicitation. A prepaid, self-addressed envelope is enclosed for your convenience.

The proposed amendment will be adopted if the votes cast in favor of the action at the meeting exceed those cast opposing it, provided that a quorum is present. Whether you own few or many shares, your vote is important. If you attend the meeting, you may revoke your proxy and vote in person.

                                  By Order of the Board of Directors


                                  E. Kay Stepp
                                  Chairman of the Board of Directors

                         WHOLESOME & HEARTY FOODS, INC.
                      1411 S.W. MORRISON STREET, SUITE 400
                             PORTLAND, OREGON 97205

                             ----------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 17, 1997

                             ----------------------


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Wholesome & Hearty Foods, Inc., an Oregon corporation (the "Company"), to be voted at a special meeting of shareholders to be held on October 17, 1997, and any adjournments thereof. The proxy statement and accompanying form of proxy were first mailed to shareholders on approximately September 9, 1997.

                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

When a proxy in the accompanying form is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the space provided in the proxy card. If no instructions are specified, the shares will be voted FOR Item 1 in the accompanying Notice of Special Meeting of Shareholders.

Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time prior to its exercise by written notice to the Secretary of the Company of such revocation, by submission of another proxy bearing a later date, or by attending the meeting and voting in person. The mailing address of the Company's principal executive offices is 1411 S.W. Morrison Street, Suite 400, Portland, Oregon 97205.

The solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally by directors, officers or regular employees of the Company without additional compensation for such services. Brokers and other persons holding shares in their names, or in the names of nominees, will be reimbursed for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. All expenses of the Company associated with this solicitation will be borne by the Company. In addition, the Company reserves the right to utilize the services of an independent proxy solicitation firm to assist with the solicitation of proxies. If the services of an independent proxy solicitation firm are used, the cost is estimated not to exceed $4,000.

                       RECORD DATE AND OUTSTANDING SHARES

The close of business on September 2, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. On the record date, the Company had outstanding ______________ shares of Common Stock, no par value ("Common Stock"), each share of which is entitled to one vote at the meeting. Common Stock is the only outstanding voting security of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 31, 1997, certain information furnished to the Company with respect to ownership of the Company's Common Stock by (i) each director and certain executive officers of the Company, (ii) all persons known by the Company to be beneficial owners of more than 5 percent of its Common Stock, and (iii) all executive officers and directors as a group.

                                                       COMMON STOCK (1)
                                                       ----------------

                                                  Number           Percent of
         Name                                   of Shares     Shares Outstanding
         ----                                   ---------     ------------------

         Paul F. Wenner(2)(3)                   2,212,037           22.5%
         Lyle G. Hubbard(3)                       141,250            1.6%
         Richard C. Dietz(3)                       55,750             *
         Michael P. Rubic(3)                       55,500             *
         Charles A. Monahan(3)                     41,000             *
         E. Kay Stepp(3)(4)                        32,485             *
         Michael L. Ray(3)                          6,000             *
         Mary O. McWilliams(3)                      4,100             *
         Thomas D. Henrion(3)                       3,100             *

         All executive officers and directors
         as a group (17 persons)(3)             2,660,556           25.9%
--------------

*Less than 1 percent of the outstanding shares of Common Stock.

(1) Applicable percentage of ownership is based on 8,781,836 shares of Common Stock outstanding as of July 31, 1997, together with applicable options held by each shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after July 31, 1997, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, each of the shareholders named above has sole voting and investment power with respect to all shares shown as being beneficially owned by him or her.

(2) Mr. Wenner's address is 1411 S.W. Morrison Street, Suite 400, Portland, Oregon 97205.

(3) Includes shares subject to options granted under the Company's stock option plans and exercisable as of September 29, 1997, as follows: Mr. Wenner, 1,033,240 shares; Mr. Hubbard, 141,250 shares; Mr. Dietz, 55,750 shares; Mr. Rubic, 55,500 shares; Mr. Monahan, 41,000 shares; Ms. Stepp, 25,500 shares; Mr. Ray, 6,000 shares; Ms. McWilliams, 3,000 shares; Mr. Henrion, 3,000 shares; and all directors and executive officers of the Company as a group, 1,473,574 shares.

(4) Includes 3,935 shares owned by Ms. Stepp's husband. Ms. Stepp disclaims voting and investment power with respect to such shares owned by her husband.

                     AMENDMENT TO ARTICLES OF INCORPORATION

General

The Board has unanimously approved a proposed amendment to Article I of the Company's Articles of Incorporation to change its name to Gardenburger, Inc., and directed that the proposed amendment be submitted to the shareholders at the special meeting.

The Board believes that the proposed name change will enhance the Company's marketing efforts and increase public awareness of its flagship products. A number of prominent companies have adopted name changes in recent years to foster brand name acceptance. If the proposed amendment is approved by the Company's shareholders, the Company's trading symbol on The Nasdaq Stock Market will be "GBUR."

Vote Required and Board Recommendation

The proposed amendment of Article I of the Company's Articles of Incorporation will be adopted if the votes cast in favor of the action at the meeting exceed those cast opposing it, provided that a quorum is present. Shareholders may expressly abstain from voting on the proposal by so indicating on the accompanying proxy card. Abstentions and shares represented by duly executed and returned proxies of brokers or other nominees which are expressly not voted on the proposal will have no effect on the required vote for the proposal.

THE  BOARD  RECOMMENDS  THAT  SHAREHOLDERS  VOTE FOR  ADOPTION  OF THE  PROPOSED
AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO GARDENBURGER, INC.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

Proposals by shareholders intended to be presented at the Company's 1998 Annual Meeting must be received by the Company at its principal executive offices no later than November 20, 1997, in order to be included in the Company's 1998 Proxy Statement and proxy card. Any such proposal should comply with the rules of the Securities and Exchange Commission governing shareholder proposals submitted for inclusion in proxy materials.

                                  OTHER MATTERS

Management knows of no matters to come before the special meeting other than the proposed amendment to its Articles of Incorporation. However, should any other matters come before the meeting, the persons named in the accompanying form of proxy will vote or refrain from voting thereon in accordance with their judgment.


                                  WHOLESOME & HEARTY FOODS, INC.


September 9, 1997

                                   APPENDIX A


(FRONT SIDE OF OCR PROXY CARD)


                         WHOLESOME & HEARTY FOODS, INC.

             Proxy Solicited on Behalf of the Board of Directors of
              the Company for a Special Meeting on October 17, 1997

         The undersigned hereby names E. Kay Stepp and Richard C. Dietz, or either of them acting in the absence of the other, with full power of substitution, my true and lawful attorneys and proxies for me in my place and stead to attend the Special Meeting of Shareholders of Wholesome & Hearty Foods, Inc. to be held on October 17, 1997 at 10:00 a.m., and any adjournments thereof, and to vote all of the shares held in the name of the undersigned on September 2, 1997, with all the powers that the undersigned would possess if personally present.

                                                                     See Reverse
                                                                         Side

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

(BACK SIDE OF OCR PROXY CARD)

X     Please mark your
      votes as in this
      example.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE ITEM BELOW, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

The Board of Directors unanimously recommends a vote FOR Proposal 1.

1. To approve a proposal to amend Article I of the Articles of Incorporation of the Company to change its name to Gardenburger, Inc.

                FOR        AGAINST         ABSTAIN
                [  ]        [  ]             [  ]

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


SIGNATURE(S)_______________________________   DATE______________________________
NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                     You are cordially invited to attend the

                       Special Meeting of Shareholders of

                         WHOLESOME & HEARTY FOODS, INC.

                                   to be held

              Friday, October 17, 1997, at 10:00 a.m. Pacific Time

                              at The Benson Hotel,

                               309 S.W. Broadway,

                                Portland, Oregon.